EXHIBIT 99.1



GSAA04N1 - Price/Yield - AV2-1

Balance         $71,988,244.07   Delay            0                                    LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2
Coupon          1.2987           Dated            2/26/2004          Mult / Margin     1 / .2
Settle          2/26/2004        First Payment    3/25/2004          Cap / Floor       999 / 0


        Price                   50PPA               75PPA               100PPA                125PPA               150PPA
                            Disc Margin         Disc Margin          Disc Margin          Disc Margin           Disc Margin
-----------------------------------------------------------------------------------------------------------------------------
             99.000                  52                  69                    87                  110                   132
             99.125                  48                  63                    79                   98                   118
             99.250                  44                  56                    70                   87                   104
             99.375                  40                  50                    62                   76                    90
             99.500                  36                  44                    54                   65                    76
             99.625                  32                  38                    45                   53                    62
             99.750                  28                  32                    37                   42                    48
             99.875                  24                  26                    28                   31                    34
            100.000                  20                  20                    20                   20                    20
            100.125                  16                  14                    12                    9                     6
            100.250                  12                   8                     3                   -2                    -8
            100.375                   8                   2                    -5                  -13                   -21
            100.500                   4                  -4                   -13                  -24                   -35
            100.625                   0                 -10                   -22                  -35                   -49
            100.750                  -4                 -16                   -30                  -46                   -63
            100.875                  -8                 -22                   -38                  -57                   -76
            101.000                 -12                 -28                   -46                  -68                   -90

                WAL               3.185               2.087                 1.500                1.122                 0.899
   Principal Window       Mar04 - Feb13       Mar04 - Jan10         Mar04 - Jun08        Mar04 - Nov06         Mar04 - Apr06

             Prepay     50 PricingSpeed     75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed
Optional Redemption             Call (Y)            Call (Y)              Call (Y)             Call (Y)              Call (Y)


        Price                     200PPA
------------------------------------------------
                               Disc Margin
             99.000                   184
             99.125                   163
             99.250                   143
             99.375                   122
             99.500                   102
             99.625                    81
             99.750                    61
             99.875                    40
            100.000                    20
            100.125                     0
            100.250                   -21
            100.375                   -41
            100.500                   -61
            100.625                   -81
            100.750                  -101
            100.875                  -121
            101.000                  -141

                WAL                 0.612
   Principal Window         Mar04 - Jul05

             Prepay      200 PricingSpeed
Optional Redemption               Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA04N1 - Price/Yield - AV2-2

Balance      $17,998,755.93      Delay               0                                          LIBOR_1MO = 1.0987, LIBOR_6MO = 1.2
Coupon       1.5487              Dated               2/26/2004             Mult / Margin        1 / .45
Settle       2/26/2004           First Payment       3/25/2004             Cap / Floor          999 / 0


    Price                   50PPA               75PPA               100PPA                125PPA               150PPA
                         Disc Margin         Disc Margin          Disc Margin          Disc Margin           Disc Margin
-----------------------------------------------------------------------------------------------------------------------------
              99.000                  53                  57                    61                   66                    74
              99.125                  52                  55                    59                   63                    71
              99.250                  51                  54                    57                   61                    67
              99.375                  50                  52                    55                   58                    63
              99.500                  49                  51                    53                   55                    60
              99.625                  48                  49                    51                   53                    56
              99.750                  47                  48                    49                   50                    52
              99.875                  46                  46                    47                   48                    49
             100.000                  45                  45                    45                   45                    45
             100.125                  44                  44                    43                   42                    41
             100.250                  43                  42                    41                   40                    38
             100.375                  42                  41                    39                   37                    34
             100.500                  41                  39                    37                   35                    30
             100.625                  40                  38                    35                   32                    27
             100.750                  39                  36                    33                   30                    23
             100.875                  38                  35                    31                   27                    20
             101.000                  37                  33                    29                   24                    16

                 WAL              13.030               9.000                 6.643                4.994                 3.495
    Principal Window       Feb13 - May20       Jan10 - Nov15         Jun08 - Jan13        Nov06 - Apr11         Apr06 - Dec09

              Prepay     50 PricingSpeed     75 PricingSpeed      100 PricingSpeed     125 PricingSpeed      150 PricingSpeed
 Optional Redemption             Call (Y)            Call (Y)              Call (Y)             Call (Y)              Call (Y)


    Price                    200PPA
                           Disc Margin
---------------------------------------------
              99.000                   99
              99.125                   92
              99.250                   85
              99.375                   78
              99.500                   72
              99.625                   65
              99.750                   58
              99.875                   52
             100.000                   45
             100.125                   38
             100.250                   32
             100.375                   25
             100.500                   18
             100.625                   12
             100.750                    5
             100.875                   -1
             101.000                   -8

                 WAL                1.880
    Principal Window        Jul05 - Jul06

              Prepay     200 PricingSpeed
 Optional Redemption              Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.